SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[  ]   Definitive Proxy Statement



[X]    Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12

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
      (Name of Registrant as Specified In Its Charter) Fidelity Puritan
      Trust

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
            (Name of Person(s) Filing Proxy Statement) Arthur S. Loring, Secretary

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Payment of Filing Fee (Check the appropriate box):

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
[  ]   $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

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            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


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
[X]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

      and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid: $125



      (2)   Form, Schedule or Registration Statement No.: 811-649



      (3)   Filing Party: Registrant



      (4)   Date Filed: April 8, 1994

July 1994 Shareholder Meetings
Fidelity Balanced
Fidelity Blue Chip Growth
Fidelity Dividend Growth Fund
Fidelity Ginnie Mae Portfolio
Fidelity Global Balanced Fund
Fidelity Growth & Income Portfolio
Fidelity Low-Priced Stock Fund
Fidelity Mortgage Securities Fund
Fidelity OTC Portfolio
Fidelity Puritan Fund
Spartan Limited Maturity Government Fund
PROXY BASICS
Mutual funds follow certain "fundamental" investment and procedural guidelines that can only be changed by shareholder approval. To gain approval, we hold a shareholder meeting. Shareholders do not need to attend the meeting to vote; they cast their votes when they return signed proxy cards.
We mail proxies to all fund shareholders who own the fund on the record date (8 1/2 weeks before the scheduled meeting). A shareholder is entitled to one vote for each share they own on that date. To pass any fund proposal at a shareholder meeting, we must have the approval of the majority of outstanding shares. That means we need votes from at least 50% of the total outstanding shares (known as "quorum"); and of those votes, at least 67% must be affirmative.
Each shareholder vote is significant. If we do not receive a majority vote on each proposal we must send further mailings to secure it. This is a costly process that is borne, in most cases, entirely by the fund (except for Spartan funds). Thus, the fund's shareholders ultimately pay for a delayed vote.
When discussing proposals with shareholders, you cannot recommend how the shareholder should vote. The most direct statement you can make is to say that the fund's Board of Trustees believes that the proposal is fair, reasonable, and in the best interest of the fund's shareholders. Further, you can say the Board recommends that shareholders vote FOR each proposal. WHAT PROXY MATERIALS DO WE SEND?
A proxy mailing contains four items:
n a cover letter with a summary of each proposal
n a proxy statement with detailed descriptions of each proposal
n a proxy card for shareholders to cast their vote
n a return envelope
The kit may also include a fund's annual report.
HOW TO SIGN THE PROXY CARD
We cannot accept proxy cards that are not signed correctly. Below is a copy of the signature side of a proxy card. Please use the following guidelines with shareholders to assure they complete their card properly:
For individual accounts: The shareholder's name should be signed exactly as it appears in the registration on the card.
For joint accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
For all other accounts: The capacity of the individual signing must be shown. For example, a custodian for a UGMA account should sign, "Lee Jones, Custodian."
Once signed, the shareholder should mail the card back to us in the special postage-paid envelope enclosed in the proxy mailing.
Fidelity Balanced Fund
a fund of Fidelity Puritan Trust
Record date:  May 16, 1994
Meeting date:   July 13 , 1994, 9:00 a.m.
Proposal 1
Elect Board of Trustees.
This is a routine matter. Twelve trustees are up for election, including Fidelity's first woman trustee Phyllis Burke Davis.

Proposal 2
Re-elect the accountants.
This is a standard proposal ratifying Coopers & Lybrand as the fund's accountants.
Proposal 3
Provide dollar-based voting rights for shareholders.
This proposal seeks to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar interest in the fund rather than on the number of shares he or she owns.
Proposal 4
Change the way we notify shareholders about Trustee appointments.
This change would amend the Declaration of Trust and eliminate the fund's requirement to notify shareholders within three months of new trustee appointments. Instead, notification may be included in the fund's next financial report.
Proposals 5 & 6
Permit investments in another open-end investment company.
These changes would amend the Declaration of Trust to allow the investment of all of the fund's assets in another open-end mutual fund with substantially the same investment objectives and policies in order to improve operational efficiencies. The likelihood of investing only in FMR-managed funds currently is high.
Proposal 7
Modify the fund's management contract to lower the Group Fee.
If passed, this proposal would provide for lower fees when FMR's assets under management exceed certain levels. The proposed contract will result in a management fee which is the same as, or lower than, the current fee. Proposal 8
Adopt a Distribution and Service Plan.
If passed, this proposal would allow FMR to use its management fees and other resources to promote the sale of the fund's shares. No fees will be paid by the fund.
Proposal 9 & 10
Approve sub-advisory agreements between FMR and its foreign subsidiaries. These proposals ask shareholders to formalize FMR U.K. and FMR Far East's role in providing investment advice and research on foreign securities to fund management. Because FMR already pays all of the sub-advisors fees, the proposed agreement would not affect the fees the fund pays FMR.
Proposal 11-12
Amends or eliminates certain fundamental limitations and policies.
These proposals seek to give the fund greater flexibility in the choice and management of its investments in pursuing its objectives.
Proposals 13-17 & 20-22
Adopt standardized investment limitations.
The primary purpose of these proposals is to revise the fund's investment limitations to facilitate FMR's compliance efforts with standardized investment guidelines. These proposals clarify the fund's investment parameters and reflect changes in the market and regulatory policies in recent years. Approval of these ten proposals is unlikely to affect the fund's investment techniques.
Fidelity Low-Priced Stock Fund
a fund of Fidelity Puritan Trust
Record date:  May 16, 1994
Meeting date:   July 13 , 1994, 9:00 a.m.
Proposal 1
Elect Board of Trustees.
This is a routine matter. Twelve trustees are up for election, including Fidelity's first woman trustee Phyllis Burke Davis.

Proposal 2
Re-elect the accountants.
This is a standard proposal ratifying Coopers & Lybrand as the fund's accountants.
Proposal 3
Provide dollar-based voting rights for shareholders.
This proposal seeks to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar interest in the fund rather than on the number of shares he or she owns.
Proposal 4
Change the way we notify shareholders about Trustee appointments.
This change would amend the Declaration of Trust and eliminate the fund's requirement to notify shareholders within three months of new trustee appointments. Instead, notification may be included in the fund's next financial report.
Proposals 5 & 6
Permit investments in another open-end investment company.
These changes would amend the Declaration of Trust to allow the investment of all the fund's assets in another open-end mutual fund with substantially the same investment objectives and policies to improve operational efficiencies. The likelihood of investing only in FMR-managed funds currently is very high.
Proposal 7
Modify the fund's management contract to lower the Group Fee.
If passed, this proposal would provide for lower fees when FMR's assets under management exceed certain levels. The proposed contract will result in a management fee which is the same as, or lower than, the current fee. Proposal 9 & 10
Approve sub-advisory agreements between FMR and its foreign subsidiaries. These proposals ask shareholders to formalize FMR U.K. and FMR Far East's role in providing investment advice and research on foreign securities to fund management. Because FMR already pays all of the sub-advisors fees, the proposed agreement would not affect the fees the fund pays FMR.
Proposal 12
Amends the fund's real estate limit.
This proposal would give the fund greater flexibility with regard to investments in real estate. This proposal is not expected to change the investment performance of the fund or how it is managed.
Proposals 13-19 & 21
Adopt standardized investment limitations.
The primary purpose of these proposals is to revise the fund's investment limitations to facilitate FMR's compliance efforts with standardized investment guidelines. These proposals clarify the fund's investment parameters and reflect changes in the market and regulatory policies in recent years. Approval of these ten proposals is unlikely to affect the fund's investment techniques.
Fidelity Puritan Fund
a fund of Fidelity Puritan Trust
Record date:  May 16, 1994
Meeting date:   July 13 , 1994, 9:00 a.m.
Proposal 1
Elect Board of Trustees.
This is a routine matter. Twelve trustees are up for election, including Fidelity's first woman trustee Phyllis Burke Davis.

Proposal 2
Re-elect the accountants.
This is a standard proposal ratifying Coopers & Lybrand as the fund's accountants.
Proposal 3
Provide dollar-based voting rights for shareholders.
This proposal seeks to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar interest in the fund rather than on the number of shares he or she owns.
Proposal 4
Change the way we notify shareholders about Trustee appointments.
This change would amend the Declaration of Trust and eliminate the fund's requirement to notify shareholders within three months of new trustee appointments. Instead, notification may be included in the fund's next financial report.
Proposals 5 & 6
Permit investments in another open-end investment company.
These changes would amend the Declaration of Trust to allow the investment of all of the fund's assets in another open-end mutual fund with substantially the same investment objectives and policies in order to improve operational efficiencies. The likelihood of investing only in FMR-managed funds currently is very high.
Proposal 7
Modify the fund's management contract to lower the Group Fee.
If passed, this proposal would provide for lower fees when FMR's assets under management exceed certain levels. The proposed contract will result in a management fee which is the same as, or lower than, the current fee. Proposal 9 & 10
Approve sub-advisory agreements between FMR and its foreign subsidiaries. These proposals ask shareholders to formalize FMR U.K. and FMR Far East's role in providing investment advice and research on foreign securities to fund management. Because FMR already pays all of the sub-advisors fees, the proposed agreement would not affect the fees the fund pays FMR.
Fidelity Global Balanced Fund
a fund of Fidelity Puritan Trust
Record date:  May 16, 1994
Meeting date:   July 13, 1994, 9: 00 a.m.
Proposal 1
Elect Board of Trustees.
This is a routine matter. Twelve trustees are up for election, including Fidelity's first woman trustee Phyllis Burke Davis.
Proposal 2
Re-elect the accountants.
This is a standard proposal ratifying Coopers & Lybrand as the fund's accountants.
Proposal 3
Provide dollar-based voting rights for shareholders
.This proposal seeks to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar interest in the fund rather than on the number of shares he or she owns.
Proposal 4
Change the way we notify shareholders about Trustee appointments.
This change would amend the Declaration of Trust and eliminate the fund's requirement to notify shareholders within three months of a new trustee's appointments. Instead, notification may be included in the fund's next financial report.
Proposals 5 & 6
Permit investments in another open-end investment company.
These changes would amend the Declaration of Trust to allow the investment of all of the fund's assets in another open-end mutual fund with substantially the same investment objectives and policies in order to improve operational efficiencies. Although the change would permit investment in funds managed, or not managed, by FMR, the likelihood of investing only in FMR-managed funds currently is very high.
Proposal 7
Modify the fund's management contract to lower the Group Fee.
If passed, this proposal would provide for lower fees when FMR's assets under management exceed certain levels. The proposed contract will result in a management fee which is the same as, or lower than, the current fee.